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                                  UNITES STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 16, 2000
                                (Date of Report)

                         ST. JOSEPH CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                       333-6581               35-1977746
---------------------------------        -----------         ------------------
(State or other jurisdiction             Commission           (I.R.S. Employer
of incorporation or organization)        File Number         Identification No.)

                 3820 EDISON LAKES PARKWAY, MISHAWAKA, IN 46545
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (219) 273-9700
                            ------------------------
               (Registrant's telephone number including area code)

                                       N/A
                             ---------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
           Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
           Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
           Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
           Not Applicable

ITEM 5.  OTHER EVENTS

         St. Joseph Capital Corporation officially topped $100 million in Total Loans earlier this month, John W. Rosenthal Chairman, President & Chief Executive Officer, announced at their Annual Meeting of Shareholders.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS
           Not Applicable


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
              (C) EXHIBITS
                        99.1  News Release dated May 16, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR
           Not Applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
           Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ST. JOSEPH CAPITAL CORPORATION
                                  (Registrant)


Date:  May 16, 2000               /S/ Edward R. Pooley
                                  ---------------------------------------
                                  Edward R. Pooley
                                  Principal Financial Officer